Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions and Divestitures
(5)	ACQUISITIONS AND DIVESTITURES

Acquisition of DuPont Performance Coatings

On August 30, 2012, we entered into a purchase agreement with DuPont whereby, Axalta acquired from DuPont and its affiliates certain assets of DPC and all of the capital stock and other equity interests of certain entities engaged in the DPC business (the “Acquisition Agreement”) pursuant to which we acquired the assets and legal entities of DPC from DuPont for a purchase price of $4,925.9 million plus or minus a working capital adjustment and pension adjustment. Axalta and DuPont finalized the working capital and pension adjustments to the purchase price which resulted in a reduction to the purchase price of $18.6 million to $4,907.3 million.

We accounted for the Acquisition as a business combination in accordance with ASC 805, Business Combinations, using the acquisition method of accounting. At December 31, 2013, the amounts presented for the Acquisition were finalized.

The following table summarizes the fair values of the net assets acquired as of the February 1, 2013 Acquisition date adjusted for measurement period adjustments:

	February 1, 2013 (As Initially Reported)	Measurement Period Adjustments	February 1, 2013 (As Adjusted)
Cash and cash equivalents	$79.7	$—	$79.7
Accounts and notes receivable—trade	855.8	22.7	878.5
Inventories	673.0	3.0	676.0
Prepaid expenses and other	8.2	(1.3)	6.9
Property, plant and equipment	1,707.7	(1.8)	1,705.9
Identifiable intangibles	1,539.3	(19.0)	1,520.3
Other assets—noncurrent	98.8	19.1	117.9
Accounts payable	(409.1)	(6.9)	(416.0)
Other accrued liabilities	(232.0)	7.5	(224.5)
Other liabilities	(331.1)	(35.3)	(366.4)
Deferred income taxes	(312.9)	223.2	(89.7)
Noncontrolling interests	(66.7)	—	(66.7)

Net assets acquired before goodwill on acquisition	3,610.7	211.2	3,821.9
Goodwill on acquisition	1,315.2	(229.8)	1,085.4

Net assets acquired	$4,925.9	$(18.6)	$4,907.3

The measurement period adjustments reflect new information obtained about facts and circumstances that existed at the closing date of the Acquisition, primarily related to indemnification assets, inventories, other miscellaneous current assets and liabilities, property, plant and equipment, intangible assets, and the related deferred income taxes. No measurement period adjustments had a material impact on the statement of operations or cash flows requiring retrospective application.

Goodwill was recognized for the Acquisition as the excess of the purchase price over the net identifiable assets recognized. The Goodwill is primarily attributed to our assembled workforce, corporate and operational synergies and the going concern value of the anticipated future economic benefits associated with DPC being operated as a standalone entity. The goodwill recognized at December 31, 2014 that is expected to be deductible for income tax purposes is $708.0 million.

The fair values of intangible assets were estimated using either the income approach, the excess earnings method (customer relationships) or the relief from royalty method (technology and trademarks). Under the excess earnings method, an intangible asset’s fair value is equal to the present value of the incremental after-tax cash flows attributable solely to the intangible asset over its remaining useful life. Under the relief from royalty method, fair value is measured by estimating future revenue associated with the intangible asset over its useful life and applying a royalty rate to the revenue estimate. These intangible assets enable us to develop new products to meet the evolving business needs as well as competitively produce our existing products.

The fair value of real properties acquired was based on the consideration of their highest and best use in the market. The fair values of property, plant, and equipment, other than real properties, were based on the consideration that unless otherwise identified, they will continue to be used “as is” and as part of the ongoing business. In contemplation of the in-use premise and the nature of the assets, the fair value was developed primarily using a cost approach. The determination of the fair value of assets acquired and liabilities assumed involves assessing factors such as the expected future cash flows associated with individual assets and liabilities and appropriate discount rates at the date of the acquisition.

The fair value of the noncontrolling interests, related to acquired joint ventures, were estimated by applying an income approach. This fair value measurement is based on significant inputs that are not observable in the market and thus represents a fair value measurement categorized within Level 3 of the fair value hierarchy. Key assumptions included a discount rate, a terminal value based on a range of long-term sustainable growth rates and adjustments because of the lack of control that market participants would consider when measuring the fair value of the noncontrolling interests.

The Company was formed on August 24, 2012 for the purpose of consummating the Acquisition of DPC and, consequently has no financial statements as of and for periods prior to that date. Prior to the Acquisition, we generated no revenue and incurred no expenses other than merger and acquisition costs and debt financing costs in anticipation of the Acquisition. We incurred merger and acquisition related costs of $29.0 million which were expensed during the Successor period August 24, 2012 through December 31, 2012 and incurred debt financing costs of $4.6 million which were recorded as Other assets and Other accrued liabilities as of December 31, 2012 (Successor). The $33.6 million of merger and acquisition related costs and debt financing costs incurred were accrued as a component of Other accrued liabilities at December 31, 2012 (Successor). The amounts were paid at closing of the Acquisition with proceeds from the borrowings under the Senior Secured Credit Facilities.

The following unaudited supplemental pro forma information presents the financial results as if the acquisition of DPC had occurred at January 1, 2012. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what would have occurred had the acquisition been made at January 1, 2012, nor is it indicative of any future results.

	Year Ended December 31,
(in millions, except per share data)	2013	2012
Net sales	$4,277.3	$4,219.4
Net loss	$(87.1)	$(270.1)
Net loss attributable to controlling interests	$(93.7)	$(274.6)
Earnings per share (Basic and Diluted)	$(0.41)	$—

The 2013 supplemental pro forma net loss was adjusted to exclude $53.1 million ($43.5 million, net of pro forma income tax impact) of acquisition-related costs incurred in 2013 and $123.1 million ($88.6 million, net of pro forma income tax impact) of non-recurring expense consisting primarily of $103.7 million related to the fair market value adjustment to acquisition-date inventory. The 2012 supplemental pro forma net loss was adjusted to include these charges.

Dispositions

In September 2014, we completed the sale of a business within the Performance Coatings reportable segment, which primarily included technology that had been developed as an integrated software solution for the collision repair supply chain market.

The sale resulted in the receipt of $17.5 million during the year ended December 31, 2014. As a result, we recognized a pre-tax gain on sale of $1.2 million ($0.7 million after tax) recorded within Other expense, net for the year ended December 31, 2014.